EXHIBIT 10.18

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

                This Third Amendment to Loan and Security Agreement is dated as of March 30, 1998 between BRAD FOOTE GEAR WORKS, INC. f/k/a BFG Acquisition Corp., an Illinois corporation (“Borrower”) and LASALLE NATIONAL BANK formerly known as LaSalle Bank NI (“Lender”).

                WHEREAS, Borrower and Lender have entered in that certain Loan and Security Agreement dated as of January 17, 1997, as amended by those certain letter amendments dated February 28, 1997 and July 23, 1997 (such agreement, as amended, the “Loan Agreement”) with regard to a $2,200,000.00 revolving line of credit loan (the “Revolving Loan”) extended by Lender to Borrower, and a $2,700,000.00 (the “Term Loan”) made by Lender to Borrower; and

                WHEREAS, Borrower has requested that Lender make Borrower an equipment loan of up to $1,500,000.00 (the “Equipment Loan”) and extend to Borrower an $850,000.00 non-revolving equipment line of credit (the “Equipment Line of Credit”); and

                WHEREAS, Borrower has further requested that Lender (i) release the existing guaranties of Dennis Palmer and Patrick Rosmonowski, (ii) limit the existing guaranty of J. Cameron Drecoll to the sum of $750,000.00, and (iii) make certain changes to the Loan Agreement; and

                WHEREAS, Lender has agreed to the foregoing requests provided (a) Borrower executes and delivers such documents and instruments required by Lender, including, promissory notes to evidence the Equipment Loan and Equipment Line of Credit and this Amendment, and (b) J. Cameron Drecoll executes and delivers to the Lender an Amendment and Reaffirmation of Guaranty and Consent; and

                WHEREAS, as a condition precedent to making the Equipment Loan and Equipment Line of Credit, the Lender requires that the Borrower confirm and assure that the Collateral (as defined in the Loan Agreement) will secure payment of the Equipment Loan and Equipment Line of Credit, and all other Indebtedness (as defined in the Loan Agreement).

                NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, and in consideration of the foregoing premises, the parties hereto agree as follows:

1.             The capitalized terms used herein without definition shall have the same meaning herein as such terms have in the Loan Agreement.

2.             Section 1.1 of the Loan Agreement is amended to add the following new definitions:

(a)           “Equipment Line of Credit” shall mean the equipment line of credit described in Section 3B hereof and all extensions, renewals, amendments, refinancings, modifications, consolidations and conversions thereof or thereto.

(b)           “Equipment Line Note” shall mean the promissory note evidencing the Equipment Line of Credit executed by Borrower in accordance with Section 3B hereof and all extensions, renewals, amendments, refinancings, modifications, consolidations and conversions thereof or thereto.

(c)           “Equipment Loan” shall mean the equipment loan described in Section 3A hereof and all extensions, renewals, amendments, refinancings, modifications, consolidations, and conversions thereof or thereto.

(d)           “Equipment Note” shall mean the promissory note evidencing the Equipment Loan executed by Borrower in accordance with Section 3A hereof and all extensions, renewals, amendments, refinancings, modifications, consolidations, and conversions thereof or thereto.

3.             The following definitions in Section 1.1 of the Loan Agreement are amended as follows:

(a)           the definition of “Guarantors” is hereby deleted, and the following definition is hereby substituted therefor:

                “Guarantor” shall mean J. Cameron Drecoll.

(b)           the definition of “Guaranties” is hereby deleted, and the following definition is hereby substituted therefor:

                “Guaranty” shall mean the continuing guaranty to be executed by the Guarantor in accordance with Section 5 hereof, pursuant to which the Guarantor unconditionally guarantees repayment to the Lender of all the Indebtedness, subject to the limitation of liability described in Section 5.

(c)           the definition of the term “Loans” is hereby amended in its entirety to read as follows:

                “Loans” shall mean collectively, the Revolving Loan, the Term Loan, the Equipment Loan, the Equipment Line of Credit, and all extensions, renewals, amendments, refinancings, modifications, consolidations, conversions, and increases thereof or thereto.

(d)           the definition of the term “Notes” is hereby amended in its entirety to read as follows:

                “Notes” shall mean collectively, the Revolving Note, the Term Note, the Equipment Note, the Equipment Line Note, and all extensions, renewals, amendments, refinancings, modifications, consolidations and conversions thereof or thereto.

4.             In the second paragraph of Section 2.3 of the Loan Agreement, the words “plus one-half percent” in the fourth line are deleted and the words “minus one-half percent” are substituted therefor.

5.             Section 2.4 of the Loan Agreement entitled “Lock Box” is hereby amended to add the following new last paragraph thereto:

                “Notwithstanding anything contained in this Section 2.4 to the contrary, so long as no Event of Default shall have occurred and be continuing, the requirement of maintaining the Lock Box shall be at Borrower’s option, and not mandatory. However, if an Event of Default shall occur and be continuing, the maintenance of the Lock Box shall become mandatory, and Borrower shall forthwith strictly comply with all of the terms of this Section 2.4.”

6.             In the twelfth line of the first paragraph of Section 3.1 of the Loan Agreement, the words “plus one-half percent” are deleted, and the words “minus one-half percent” are substituted therefor.

7.             The Loan Agreement is hereby amended to insert the following new Section 3A and Section 3B thereto:

                “SECTION 3A. EQUIPMENT LOAN.

                3A.1        Equipment Loan.  The Lender agrees to make the Borrower a secured equipment loan in the principal amount of up to One Million Five Hundred Thousand and no/100 ($1,500,000.00) Dollars (herein, the “Equipment Loan”). The Equipment Loan shall be evidenced by an equipment note dated March 30, 1998, executed by Borrower, in the principal sum of One Million Five Hundred Thousand and no/100 ($1,500,000.00) Dollars (the “Equipment Note”), payable to the order of the Lender in eighty-three (83) successive equal monthly installments of principal in an amount calculated by dividing the amount advanced under the Equipment Note by eighty-four (84), plus interest, commencing June 1, 1998, and payable on the first (1st) day of each month thereafter, followed by a final payment of the entire unpaid principal balance and accrued interest due on May 1, 2005. Interest shall be payable monthly on the unpaid principal balance of the Equipment Note (concurrently with each principal payment), calculated at a per annum rate equal to the Prime Rate less one-half percent (1/2%), and after default or maturity, at a rate per annum equal to the Prime Rate plus three percent (3%) per annum. In addition, a late charge equal to three percent (3%) of each late payment may be charged on any payment not received by the Lender within five (5) calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default or Event of Default.  Interest on the Equipment Note shall be calculated on the basis of a 360-day year for the actual number of days the principal is outstanding.

                The proceeds of the Equipment Loan shall be used by Borrower solely to purchase a Pfauter Gear Grinder. The Lender will advance to Borrower the lesser of (i) one hundred percent (100%) of the cost of such equipment, and (ii) $1,500,000.00.  Borrower will provide the Lender with copies of the invoice and any purchase agreement for such equipment.  Upon payment for such equipment, Borrower shall obtain a final bill of sale from the supplier of the equipment, and provide a copy thereof to Lender.

                SECTION 3B. EQUIPMENT LINE OF CREDIT.

                3B.1        Equipment Line of Credit.  The Lender agrees to extend to the Borrower a secured equipment line of credit in the principal amount of Eight Hundred Fifty Thousand and no/100 ($850,000.00) Dollars (herein, the “Equipment Line of Credit”). The Equipment Line of Credit shall be evidenced by an equipment line note dated March 30, 1998, executed by Borrower, in the principal sum of Eight Hundred Fifty Thousand and no/100 ($850,000.00) Dollars (the “Equipment Line Note”), payable to the order of the Lender as follows:  interest only payable monthly until the “Conversion Date” as therein defined, followed by eighty-four (84) equal successive monthly installments of principal (the amount of each such principal payment to be calculated by dividing the outstanding principal balance of such Note on the Conversion Date by eighty-four (84)), plus interest as provided in the following sentence, commencing on the first day of the first full month following the Conversion Date and continuing on the same day of each successive month thereafter, provided that the 84th payment shall be in an amount equal to the entire remaining principal balance of such Note, plus all accrued and unpaid interest. Interest will be payable monthly (concurrently with each payment of principal) on the unpaid principal balance thereof from time to time unpaid calculated at a variable rate per annum equal to the Prime Rate minus one-half percent (1/2%), and after default or maturity, at a rate per annum equal to the Prime Rate plug three percent (3%) per annum. In addition, a late charge equal to three percent (3%) of each late payment may be charged on any payment not received by the Lender within five (5) calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default or Event of Default. Interest on the Equipment Line Note shall be calculated on the basis of a 360-day year for the actual number of days the principal is outstanding.

                The proceeds of the Equipment Line of Credit shall be used by Borrower solely to purchase two Toshiba Vertical Boring Mills.  Borrower will provide the Lender with copies of the invoice and any purchase agreement for such equipment.  Upon payment for such equipment, Borrower shall obtain a final bill of sale from the supplier of the equipment, and provide a copy thereof to Lender.”

8.             Section 5 of the Loan Agreement is hereby amended in its entirety to read as follows:

                “SECTION 5. GUARANTOR.

                The payment and performance of all indebtedness, liabilities and obligations of the Borrower to the Lender, whether now existing or hereafter created or arising, including, without limitation, the Loans (and all renewals, extensions, modifications, amendments, refinancings and consolidations thereof or thereto), shall be unconditionally guaranteed by Guarantor, pursuant to a continuing guaranty, in form and substance satisfactory to the Lender (the “Guaranty”).  The Guaranty shall provide that the liability of the Guarantor shall not exceed the aggregate sum of $750,000.00.”

9.             In Section 8.2, the word “daily” in the third line, is deleted, and the word “monthly” is substituted therefor.

10.           In Section 10:

(a)           The fourth paragraph is amended in its entirety to read as follows:

                “Borrower shall deliver to the Lender a monthly borrowing base certificate, in form acceptable to Lender, within fifteen (15) days after month-end.”

(b)           The following last paragraph is added at the end of Section 10:

“Notwithstanding anything contained hereinabove to the contrary, commencing with the December 31, 1997 fiscal year end financial statements, the annual financial statements to be furnished by Borrower to Lender shall be reviewed annual financial statements instead of audited annual financial statements.”

11.           Section 14.1(c) of the Loan Agreement is hereby amended in its entirety to read as follows:

                “(c)         Total Unsubordinated Debt to Tangible Net Worth.  Borrower will maintain at all times a ratio of total unsubordinated Debt to Tangible Net Worth of not greater than 3.0 to 1.0.”

12.           Section 14.1(d) of the Loan Agreement is hereby amended in its entirety to read as follows:

                “(d)         Capital Expenditures.  Borrower will not make or incur Capital Expenditures in excess of (i) $3,000,000.00 in the aggregate during fiscal year 1998, and (ii) $500,000.00 in the aggregate during fiscal year 1999, and iii) $500,000.00 in the aggregate during fiscal year 2000.”

13.           The Loan Agreement is further amended to change the address of the Lender, wherever it appears therein, to read: 135 S. LaSalle Street, Chicago, Illinois 60603.

14.           The Borrower acknowledges and agrees that the Loan Agreement is and as amended hereby shall remain in full force and effect, and that the Collateral is and shall remain subject to the lien and security interest granted and provided for by the Loan Agreement as amended hereby, for the benefit and security of all obligations and indebtedness heretofore, now or hereafter owed by Borrower to Lender, including, without limitation, the indebtedness evidenced by the Revolving Note, the Term Note, the Equipment Note, the Equipment Line Note, and all other Indebtedness.

Without limiting the foregoing, the Borrower hereby agrees that, notwithstanding the execution and delivery hereof, (i) all rights and remedies of the Lender under the Loan Agreement, (ii) all obligations and indebtedness of the Borrower thereunder, and (iii) the lien and security interest granted and provided for thereby are and as amended hereby shall remain in full force and effect for the benefit and security of all obligations and indebtedness of the Borrower thereunder, including, without limitation, the indebtedness evidenced by the Revolving Note, the Term Note, the Equipment Note, the Equipment Line Note, and all other Indebtedness, it being specifically understood and agreed that this Amendment shall constitute and be an acknowledgment and continuation of the rights, remedies, lien and security interest in favor of the Lender, and the obligations and indebtedness of the Borrower to the Lender, which exist under the Loan Agreement as amended hereby, each and all of which are and shall remain applicable to the Collateral.

This Amendment confirms and assures a lien and continuing security interest in the Collateral heretofore granted in favor of the Lender under the Loan Agreement, and nothing contained herein shall in any manner impair the priority of such lien and security interest.

15.           In order to induce Lender to extend the Equipment Loan and Equipment Line of Credit to Borrower as aforesaid, the Borrower hereby represents and warrants to the Lender that as of the date hereto, each of the representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct and the Borrower is in full compliance with all of the terms and conditions of the Loan Agreement, as amended hereby, and no event of default as defined in the Loan Agreement, as amended hereby, or any other event which with the lapse of time, the giving of notice or both would constitute such an event of default, has occurred and is continuing.

16.           Except as specifically amended and modified hereby, all of the terms and conditions of the Loan Agreement shall stand and remain unchanged and in full force and effect.  This instrument shall be  construed and governed by and in accordance with the laws of the State of Illinois.

IN WITNESS WHEREOF, the parties have entered into this Third Amendment to Loan and Security Agreement as of the 30th day of March, 1998.

BRAD FOOTE GEAR WORKS, INC.		LASALLE NATIONAL BANK
Borrower		Lender

By:	/s/ J. Cameron Drecoll	By:	/s/ [ILLEGIBLE]
J. Cameron Drecoll

Title:	President	Title:	First Vice President

Attest:

By:	/s/ Joan M. Drecoll
Joan M. Drecoll

Title:	Secretary